UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2012

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Bonus Pool Award Agreements

On April 26, 2012, Apogee Enterprises, Inc. (the “Company”) entered into a Bonus Pool Award Agreement with each of the executive officers listed below, which sets forth the terms and conditions pursuant to which the executive officer may receive an annual bonus award under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (the “Executive MIP”) if the Executive MIP is approved by the Company’s shareholders at the 2012 Annual Meeting of Shareholders. The agreement provides that the executive officer’s right to receive an annual cash bonus award will be determined based on the attainment of certain pre-set performance metrics for the fiscal year.

The performance metric to be used to establish the bonus pool under the Executive MIP for fiscal 2013 is operating income. The performance metrics to be used for determining awards under the Executive MIP for fiscal 2013 for the executive officers listed below are net sales, earnings per share and days working capital. The table below sets forth certain information with respect to fiscal 2013 annual bonus award payout ranges as a percentage of fiscal 2013 salary for the listed executive officers based on performance at the threshold, target and maximum performance levels.

		Fiscal 2013 Annual Cash Incentive Compensation
Name	Position	Payout Range as a Percentage of Salary (%)	Threshold Payout as a Percentage of Salary (%)(1)	Target Payout as a Percentage of Salary (%)(2)	Maximum Payout as a Percentage of Salary (%)(3)
Joseph F. Puishys	Chief Excecutive Officer and President	0 – 200.00	5.00	100.00	200.00
James S. Porter	Chief Financial Officer	0 – 120.00	3.00	60.00	120.00
Patricia A. Beithon	General Counsel and Corporate Secretary	0 – 100.00	2.50	50.00	100.00
Mark R. Augdahl	Vice President Finance and Corporate Controller	0 – 50.00	1.25	25.00	50.00
Gary R. Johnson	Vice President and Treasurer	0 – 50.00	1.25	25.00	50.00

(1)	Assumes threshold performance level is achieved for only the performance metric with the lowest weighting and is not achieved for any other performance metric.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved for all performance metrics.

In the event an executive officer’s employment is terminated during a fiscal year for any reason other than Disability or Retirement (as such terms are defined in the agreement) or death, the agreement provides that the executive officer will forfeit any and all rights under the Executive MIP and the agreement relating to such fiscal year. In accordance with the agreement, if an executive officer’s employment with the Company is terminated during the fiscal year as a result of Disability, Retirement or death, the executive officer, or the executive officer’s estate, as applicable, will receive a pro-rata cash payment after the end of the fiscal year to the extent that the threshold, target or maximum performance level of the performance metric is achieved.

The form of Bonus Pool Award Agreement used in connection with annual bonus awards under the Executive MIP is attached hereto as Exhibit 10.1 and is incorporated herein by reference (the “Form of Bonus Pool Award Agreement”).

Performance Awards

At the meetings of the Company’s Compensation Committee (the “Committee”) and Board of Directors (the “Board”) held on April 26 and 27, 2012, the executive officers listed below were awarded performance awards representing the right to receive a cash payment from the Company up to the maximum amount set forth below (the “Performance Awards”).

		Amount of Cash Payment Subject to Award
Name	Measuring Period (Fiscal Years)	Threshold Award Amount ($)	Target Award Amount ($)	Maximum Award Amount ($)
Joseph F. Puishys	2013 – 2014	600,000	1,200,000	2,400,000
James S. Porter	2013 – 2014	270,000	540,000	1,080,000
Patricia A. Beithon	2013 – 2014	211,680	423,360	846,720
Mark R. Augdahl	2013 – 2014	62,252	124,503	249,006
Gary R. Johnson	2013 – 2014	67,457	134,913	269,826

The Performance Awards were awarded pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011. The form of Performance Award Agreement used in connection with the awards to the executive officers listed above and to be used on a going-forward basis for performance awards under the Stock Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference (the “Form of Performance Award Agreement”).

The amount of cash to be paid to each executive officer pursuant to the Performance Award (the “Cash Payment”) will be based on whether and to what extent the threshold, target or maximum performance level of the performance metrics for the period commencing on March 4, 2012 and ending on March 1, 2014 (the “Performance Period”) is achieved. The performance metrics for the Performance Period are cumulative net sales, cumulative earnings per share and average return on invested capital. The threshold, target and maximum amounts set forth above represent the Cash Payment amounts to be made to each executive officer if the Company achieved all of the performance metrics at the threshold, target or maximum level, respectively. The executive officer will receive a Cash Payment pursuant to the Performance Award if one or more performance metrics is achieved at or above the threshold level. The determination of the Cash Payment amount will occur as soon as practicable after the Committee determines whether, and the extent to which, the performance metrics have been achieved (the “Determination Date”). Following the Determination Date, the Company will pay to the executive officer one-half of the Cash Payment (the “Initial Payment”). On the one year anniversary of the last day of the Performance Period (the “Fully-Vested Date”), the Company will pay to the executive officer the remaining one-half of the Cash Payment (the “Final Payment”).

In the event the executive officer’s employment is terminated prior to the Fully-Vested Date, the Performance Award and any unpaid Cash Payment shall be immediately forfeited, unless the executive officer’s employment is terminated by reason of the executive officer’s Retirement or Disability (as such terms are defined in the award agreement) or death. In the event the executive officer’s employment is terminated prior to the end of the Performance Period by reason of Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to receive a pro-rata portion (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) of the Cash Payment after the end of the Performance Period to the extent that the threshold, target or maximum performance level of the performance metrics is achieved. In the event the executive officer’s employment is terminated after the Performance Period by reason of Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to receive the Initial Payment (if not yet paid to the executive officer) and the Final Payment. The Company will pay the Initial Payment following the Determination Date and the Final Payment on the Fully-Vested Date.

If a Change in Control (as defined in the Stock Incentive Plan) of the Company occurs during the Performance Period, then for purposes of determining the Cash Payment amount, the Performance Period shall be deemed to end on the date of the Change in Control. The Cash Payment amount will be based on the extent of achievement of the threshold, target or maximum performance level of the performance metrics, as adjusted for the truncated Performance Period and determined by the Committee. The Cash Payment to be paid to the executive officer will be paid in full in a single lump sum payment as soon as administratively feasible following the Determination Date. If a Change in Control of the Company occurs after the Performance Period, then the executive officer will be entitled to receive the Initial Payment (if not yet paid to the executive officer) and the Final Payment as soon as administratively feasible following the date of the Change in Control.

Time-Based Restricted Stock Awards

At Committee and Board meetings held on April 26 and 27, 2012, the executive officers listed below were awarded shares of time-based restricted stock in the amounts indicated below.

Name	Number of Shares of Restricted Stock Awarded	Fully Vested Date
Joseph F. Puishys	32,510	4/27/2015
James S. Porter	12,936	4/26/2015
Patricia A. Beithon	10,142	4/26/2015
Mark R. Augdahl	2,983	4/26/2015
Gary R. Johnson	3,386	4/26/2015

Such restricted stock awards were made pursuant to the Stock Incentive Plan. The form of Restricted Stock Agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the executive officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011 (the “Form of Restricted Stock Agreement”), is incorporated herein by reference.

The shares of restricted stock vest in three equal annual installments commencing on the first anniversary date of such grant (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the agreement) or involuntary termination without Cause (as defined in the agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability or death, the shares of restricted stock will become immediately vested in full.

In the event of a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the executive officer’s employment is simultaneously or subsequently terminated by the Company without Cause or by the executive officer for Good Reason (as defined in the agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The descriptions in this Current Report on Form 8-K of the Form of Bonus Pool Award Agreement and the Form of Performance Award Agreement are qualified in their entirety by reference to the attached copies of the agreements. The description in this Current Report on Form 8-K of the Form of Restricted Stock Agreement is qualified in its entirety by reference to the copy of such agreement that is on file with the Securities and Exchange Commission as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.*

10.2	Form of Performance Award Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Secretary

Date: May 2, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.*

10.2	Form of Performance Award Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

*	Filed herewith

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